Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 24, 2015 (this “Amendment”) is by and among UNITIL CORPORATION, a New Hampshire corporation (the “Borrower”), each lender party hereto, (collectively, “Lenders” and each individually, a “Lender”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Agent”), L/C Issuer and Lender and CITIZENS BANK, N.A., as syndication agent (in such capacity, the “Syndication Agent”) and Lender, and amends that certain Amended and Restated Credit Agreement dated as of October 4, 2013 (as further amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”) by and among the Borrower, the lenders party thereto and Bank of America, N.A. as administrative agent.

WHEREAS, the Borrower has requested, and the Agent and the Lenders have agreed, to amend certain provisions of the Credit Agreement, all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

1. Capitalized Terms. Capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Replacement of Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of the terms set forth below and replacing them with the following new definitions:

““Applicable Margin” means, with respect to Eurodollar Rate Loans and Floating Rate Loans, a per annum rate equal to 1.25%, and with respect to Base Rate Loans, a per annum rate equal to 0%.”

““Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%; and if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.”

““Committed Loan Notice” means a notice of (a) a Committed Borrowing or (b) a continuation or conversion of Committed Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Agent), appropriately completed and signed by a Responsible Officer of the Borrower.”

““Commitment Fee Rate” means, a rate per annum equal to 0.175%.”

““Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day;

provided that (i) to the extent a comparable or successor rate is approved by Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; (provided, further that to the extent such market practice is not administratively feasible for Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by Agent) and (ii) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.”

““Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by Agent, appropriate authorization documentation, in form and substance satisfactory to Agent.”

““Scheduled Termination Date” means October 4, 2020.”

(b) Addition of Defined Term. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition of “Notice of Loan Prepayment” in appropriate alphabetical order:

““Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit A or such other form as may be approved by Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.”

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(c) Amendment to Section 2.05(a). Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety, as follows:

“(a) Borrower may, upon delivery of a Notice of Loan Prepayment to Agent, at any time or from time to time, voluntarily prepay Committed Loans in whole or in part without premium or penalty, subject to Section 3.05; provided that (i) with respect to Eurodollar Rate Loans, (x) such Notice of Loan Prepayment must be received by Agent not later than 11:00 a.m. three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $500,000 in excess thereof (or if less, the entire principal amount thereof then outstanding), and (ii) with respect to Floating Rate Loans and Base Rate Loans, (x) such Notice of Loan Prepayment must be received by Agent not later than 11:00 a.m. on the date of prepayment (provided the same is a Business Day) and (y) any prepayment of Floating Rate Loans or Base Rate Loans shall be in a minimum principal amount of $75,000. Each such Notice of Loan Prepayment shall specify the date and amount of such prepayment and the Interest Period(s) of such Loans. Agent will promptly notify each Lender of its receipt of each such Notice of Loan Prepayment, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such Notice of Loan Prepayment is given by Borrower, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of Lenders’ in accordance with their respective Applicable Percentages.”

(d) Amendment to Section 10.10. Section 10.10 of the Credit Agreement is hereby amended by replacing the last sentence of such Section with the following two sentences:

“Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document, or any certificate delivered thereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.”

(e) Amendment to Section 10.17. Section 10.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“10.17 Electronic Execution. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of Agent, any electronic signature shall be promptly followed by such manually executed counterpart.”

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(f) Appointment of Syndication Agent. Citizens Bank, N.A. is hereby appointed syndication agent and the cover page of the Credit Agreement is hereby amended to reflect such appointment. Notwithstanding anything to the contrary contained in this Amendment, the Credit Agreement or any other Loan Document, in holding the title of syndication agent, the Syndication Agent shall have no powers, duties or responsibilities under the Credit Agreement or any of the other Loan Documents, except in its capacity as Lender thereunder.

(g) Amendment of Exhibit A. Attached hereto is updated Exhibit A to the Credit Agreement. The Exhibit A that was originally attached to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment. All references in the Credit Agreement to Exhibit A thereto shall be deemed to be a reference to the Exhibit A attached to this Amendment.

3. No Default; Representations and Warranties, etc. The Borrower hereby confirms that: (a) the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true on and as of the date hereof as if made on and as of the date hereof (except that (x) to the extent that such representations and warranties expressly relate to an earlier date, such representations and warranties are true and correct as of such earlier date and (y) the representations set forth in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements delivered to the Agent pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement); (b) the Borrower is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; (c) no Default or Event of Default has occurred and is continuing; (d) the Borrower is duly authorized to execute, deliver and perform its obligations under this Amendment; (e) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action; and (e) this Amendment, when executed and delivered by the Borrower, will be a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

4. Effectiveness. This Amendment shall become effective upon the date on which each of the following conditions is satisfied (the “First Amendment Effective Date”):

(a) Counterparts of Amendment. The Agent shall have received from each party hereto either a counterpart of this Amendment signed on behalf of such party.

(b) Fees.

(i) The Agent shall have received from the Borrower, for the account of the Lenders, a nonrefundable amendment fee in the amount of $144,000 due and payable in immediately available funds (the “Amendment Fee”). The Lenders shall be deemed to have earned the Amendment Fee on the First Amendment Effective Date and the Agent shall pay to each Lender such Lender’s pro rata share of the Amendment Fee upon receipt thereof.

(ii) The Arranger for its own account shall have received from the Borrower the fees required to be paid on or prior to the First Amendment Effective Date pursuant to that certain Fee Letter dated as of the date hereof by and among the Borrower, the Agent and the Arranger.

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(c) Expenses. The Agent shall have received all other amounts due and payable to the Agent including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(d) Other Documents. The Agent shall have received all material contracts, instruments, opinions, certificates, assurances and other documents as the Agent shall have reasonably requested and the same shall be reasonably satisfactory to the Agent.

5. Ratification and Confirmation. The Borrower hereby ratifies and confirms all of the terms and provisions of the Credit Agreement and the other Loan Documents and agrees that, except as expressly amended hereby, all of such terms and provisions remain in full force and effect. Without limiting the generality of the foregoing, the Borrower hereby acknowledges and confirms that all obligations, liabilities and Indebtedness of the Borrower under the Credit Agreement, as amended hereby, constitute “Obligations” under and as defined in the Credit Agreement.

6. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, Borrower and Agent shall treat (and Lenders hereby authorize Agent to treat) the Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

7. Miscellaneous.

(a) Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Credit Agreement or the other Loan Documents, all of which remain in full force and effect as of the date hereof.

(b) The Credit Parties agree to pay all reasonable expenses, including legal fees and disbursements incurred by the Lender in connection with this Amendment and the transactions contemplated hereby.

(c) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

(d) This Amendment shall be governed by the laws of The Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER

UNITIL CORPORATION

By	/s/ Mark H. Collin
Name:	Mark H. Collin
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[First Amendment to Amended and Restated Credit Agreement]

AGENT

BANK OF AMERICA, N.A., as Agent

By:	/s/ Darleen R. Parmelee
Name:	Darleen R. Parmelee
Title:	Vice President

[First Amendment to Amended and Restated Credit Agreement]

LENDERS

BANK OF AMERICA, N.A., as Lender and as L/C Issuer

By:	/s/ Jane A. Parker
Name:	Jane A. Parker
Title:	Senior Vice President

[First Amendment to Amended and Restated Credit Agreement]

CITIZENS BANK, N.A., as Lender and Syndication Agent

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Senior Vice President

[First Amendment to Amended and Restated Credit Agreement]

TD BANK, N.A., as a Lender

By:	/s/ David A. Canedy
Name:	David A. Canedy
Title:	Vice President

[First Amendment to Amended and Restated Credit Agreement]

EXHIBIT A

to Amendment to Amended and

Restated Credit Agreement

EXHIBIT A

to Amended and Restated Credit Agreement

[FORM OF] COMMITTED LOAN NOTICE AND NOTICE OF LOAN PREPAYMENT

TO:	Bank of America, N.A., as Agent

RE:	Amended and Restated Credit Agreement, dated as of October 4, 2013 by and among Unitil Corporation, a New Hampshire corporation (the “Borrower”), the Lenders, Bank of America, N.A., as Agent, L/C Issuer and Lender and Citizens Bank, N.A., as syndication agent and Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:	[Date]

The Borrower hereby notifies Agent that pursuant to the terms of Section [2.02 (Borrowings, Conversions and Continuations of Committed Loans / 2.05 (Prepayments)] of the Credit Agreement, the Borrower [hereby requests / intends to prepay/repay the following Loans as more specifically set forth below]:

☐	A Borrowing of Committed Loans
☐	A continuation of Eurodollar Rate Loans
☐	A conversion of [Base/Floating/Eurodollar] Rate Loans (select one)
☐	Optional prepayment of Committed Loans

1. On                     , a business day [(the “Credit Extension Date”)]1.

2. In the amount of $        .

3. Comprised of: [Base/ Floating /Eurodollar] Rate Loans. (select one)

4. [If a Eurodollar Rate Loan: with an Interest Period of      months.]

5. [Make funds available by [debit/credit (select one)] to the account of Borrower with account number ending in [6413].]

[The Committed Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 2.01 of the Credit Agreement. The Borrower hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the date of the Credit Extension Date.]

[1]	Select bracketed language when using form as a borrowing request.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

UNITIL CORPORATION,
a New Hampshire corporation

By:
Name:
Title:

[First Amendment to Amended and Restated Credit Agreement]